UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2017

MEDITE CANCER DIAGNOSTICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-143570	36-4296006
(Commission File Number)	(IRS Employer Identification No.)

4203 SW 34th St.
Orlando, FL	32811
(Address of Principal Executive Offices)	(Zip Code)

(407) 996-9630
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

    On January 5, 2017, upon the recommendation of the Company’s Audit Committee, the Board of Directors of MEDITE Cancer Diagnostics, Inc. (the “Company”) dismissed WithumSmith+Brown, PC (“Withum”) as the Company’s independent registered public accounting firm.

    The report of Withum on the Company’s consolidated financial statements for the fiscal year ended December 31, 2015, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2015, (1) there were no disagreements with Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Withum, would have caused Withum to make reference to the matter in its report and (2) there were no “reportable events” as that term is defined in Item 304 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Item 304”). The Company provided Withum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K.The Company has requested Withum to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated January 11, 2017, is filed as Exhibit 16.1 to this Form 8-K.

On January 11, 2017 (the “Engagement Date”), upon the recommendation of the Company’s Audit Committee, the Board of Directors of the Company engaged KMJ Corbin & Company LLP (“KMJ”) as the Company’s independent registered public accounting firm, beginning with the period ended December 31, 2016.

During the Company's two most recent fiscal years, the subsequent interim periods thereto, and through the Engagement Date, neither the Company nor anyone on its behalf consulted KMJ regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements; or (2) any matter regarding the Company that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

 Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter dated January 11, 2017, from WithumSmith+Brown, PC. to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDITE CANCER DIAGNOSTICS, INC.

Date: January 11, 2017	By:	/s/ David Patterson
David Patterson
Chief Executive Officer